SANTANDER HOLDINGS USA, INC.

Direct and Indirect Subsidiaries of Santander Holdings USA, Inc. at December 31, 2018.

Subsidiary	State or other jurisdiction of Incorporation

Banco Santander International	Florida
Banco Santander Puerto Rico	Puerto Rico
Capital Street Delaware LP	Delaware
Capital Street Holdings, LLC	Delaware
Capital Street REIT Holdings, LLC	Delaware
Capital Street S.A.	Luxembourg
CCAP Auto Lease Ltd.	Delaware
Chrysler Capital Auto Receivables LLC	Delaware
Chrysler Capital Auto Funding I LLC	Delaware
Chrysler Capital Auto Funding II LLC	Delaware
Chrysler Capital Auto Receivables Trust 2015-A	Delaware
Chrysler Capital Auto Receivables Trust 2015-B	Delaware
Chrysler Capital Auto Receivables Trust 2016-A	Delaware
Chrysler Capital Auto Receivables Trust 2016-B	Delaware
Chrysler Capital Master Auto Receivables Funding LLC	Delaware
Chrysler Capital Master Auto Receivables Funding 2 LLC	Delaware
Consumer Lending Receivables LLC	Delaware
Consumer Lending Receivables Trust 2016-A	Delaware
Consumer Lending Receivables Trust 2016-B	Delaware
Drive Auto Receivables Trust 2015-A	Delaware
Drive Auto Receivables Trust 2015-B	Delaware
Drive Auto Receivables Trust 2015-C	Delaware
Drive Auto Receivables Trust 2015-D	Delaware
Drive Auto Receivables Trust 2016-A	Delaware
Drive Auto Receivables Trust 2016-B	Delaware
Drive Auto Receivables Trust 2016-C	Delaware
Drive Auto Receivables Trust 2017-1	Delaware
Drive Auto Receivables Trust 2017-2	Delaware
Drive Auto Receivables Trust 2017-3	Delaware
Drive Auto Receivables Trust 2017-A	Delaware
Drive Auto Receivables Trust 2017-B	Delaware
Drive Auto Receivables Trust 2018-1	Delaware
Drive Auto Receivables Trust 2018-2	Delaware
Drive Auto Receivables Trust 2018-3	Delaware
Drive Auto Receivables Trust 2018-4	Delaware
Drive Auto Receivables Trust 2018-5	Delaware
Independence Community Bank Corp.	Delaware
PBE Companies, LLC	Delaware
PSRT 2018-A	Delaware
Punta Lima, LLC	Delaware
Santander Asset Management, LLC	Puerto Rico
Santander BanCorp	Puerto Rico
Santander Bank, National Association	Delaware

Santander Consumer ABS Funding 3 LLC	Delaware
Santander Consumer Auto Receivables Funding 2013-B2 LLC	Delaware
Santander Consumer Auto Receivables Funding 2013-B3 LLC	Delaware
Santander Consumer Auto Receivables Funding 2013-L1 LLC	Delaware
Santander Consumer Auto Receivables Funding 2014-L1 LLC	Delaware
Santander Consumer Auto Receivables Funding 2015-L1 LLC	Delaware
Santander Consumer Auto Receivables Funding 2015-L2 LLC	Delaware
Santander Consumer Auto Receivables Funding 2015-L3 LLC	Delaware
Santander Consumer Auto Receivables Funding 2015-L4 LLC	Delaware
Santander Consumer Auto Receivables Funding 2016-B1 LLC	Delaware
Santander Consumer Auto Receivables Funding 2016-B2 LLC	Delaware
Santander Consumer Auto Receivables Funding 2016-B3 LLC	Delaware
Santander Consumer Auto Receivables Funding 2016-B4 LLC	Delaware
Santander Consumer Auto Receivables Funding 2016-L1 LLC	Delaware
Santander Consumer Auto Receivables Funding 2016-L2 LLC	Delaware
Santander Consumer Auto Receivables Funding 2016-L3 LLC	Delaware
Santander Consumer Auto Receivables Funding 2016-L4 LLC	Delaware
Santander Consumer Auto Receivables Funding 2017-L1 LLC	Delaware
Santander Consumer Auto Receivables Funding 2017-L2 LLC	Delaware
Santander Consumer Auto Receivables Funding 2017-L3 LLC	Delaware
Santander Consumer Auto Receivables Funding 2017-L4 LLC	Delaware
Santander Consumer Auto Receivables Funding 2018-L1 LLC	Delaware
Santander Consumer Auto Receivables Funding 2018-L2 LLC	Delaware
Santander Consumer Auto Receivables Funding 2018-L3 LLC	Delaware
Santander Consumer Auto Receivables Funding 2018-L4 LLC	Delaware
Santander Consumer Auto Receivables Funding 2018-L5 LLC	Delaware
Santander Consumer International Puerto Rico, LLC	Puerto Rico
Santander Consumer Receivables Funding LLC	Delaware
Santander Consumer Receivables 3 LLC	Delaware
Santander Consumer Receivables 7 LLC	Delaware
Santander Consumer Receivables 10 LLC	Delaware
Santander Consumer Receivables 11 LLC	Delaware
Santander Consumer USA Holdings Inc.	Delaware
Santander Consumer USA Inc.	Illinois
Santander Drive Auto Receivables LLC	Delaware
Santander Drive Auto Receivables Trust 2014-4	Delaware
Santander Drive Auto Receivables Trust 2014-5	Delaware
Santander Drive Auto Receivables Trust 2015-1	Delaware
Santander Drive Auto Receivables Trust 2015-2	Delaware
Santander Drive Auto Receivables Trust 2015-3	Delaware
Santander Drive Auto Receivables Trust 2015-4	Delaware
Santander Drive Auto Receivables Trust 2015-5	Delaware
Santander Drive Auto Receivables Trust 2016-1	Delaware
Santander Drive Auto Receivables Trust 2016-2	Delaware
Santander Drive Auto Receivables Trust 2016-3	Delaware
Santander Drive Auto Receivables Trust 2017-1	Delaware
Santander Drive Auto Receivables Trust 2017-2	Delaware
Santander Drive Auto Receivables Trust 2017-3	Delaware
Santander Drive Auto Receivables Trust 2018-1	Delaware
Santander Drive Auto Receivables Trust 2018-2	Delaware

Santander Drive Auto Receivables Trust 2018-3	Delaware
Santander Drive Auto Receivables Trust 2018-4	Delaware
Santander Drive Auto Receivables Trust 2018-5	Delaware
Santander Finance 2012-1 LLC	Delaware
Santander Financial Services, Inc.	Puerto Rico
Santander Insurance Agency, Inc.	Puerto Rico
Santander Insurance Agency, U.S., LLC	Massachusetts
Santander Investment Securities Inc.	New York
Santander Leasing, LLC	Delaware
Santander Retail Auto Lease Funding LLC	Delaware
Santander Retail Auto Lease Trust 2017-A	Delaware
Santander Retail Auto Lease Trust 2018-A	Delaware
Santander Securities LLC	Puerto Rico
Santander Technology USA, LLC	Pennsylvania
Services and Promotions Delaware Corp.	Delaware
Services and Promotions Miami LLC	Florida
Shiloh III Wind Project, LLC	Delaware
Sovereign Community Development Company	Delaware
Sovereign Delaware Investment Corporation	Delaware
Sovereign Lease Holdings, LLC	Delaware
Sovereign Real Estate Investment Trust	Delaware
Sovereign REIT Holdings, Inc.	Delaware
Waypoint Insurance Group, Inc.	Pennsylvania

*Certain inactive subsidiaries do not, individually or in aggregate, constitute a “significant subsidiary” as of December 31, 2018 and are excluded from the list above.